        Exhibit 99.1

GoHealth, Inc. to strengthen its position ahead of
AEP 2026 through Restructuring Process supported by key stakeholders.
Initiates voluntary prepackaged Chapter 11 process to implement Restructuring Transactions that have the support of 100% of its lenders, over 60% of the holders of GoHealth, Inc. Class A Common Stock, and over 99% of the holders of GoHealth Holdings, LLC interests.

Plans to continue operations without interruption and it is business-as-usual for the Company in providing service for existing Medicare consumers and partners.

CHICAGO – June 07, 2026 – GoHealth, Inc. (“GoHealth” or the “Company”), a health insurance marketplace and Medicare-focused digital health company, announced that GoHealth and certain of its subsidiaries have voluntarily filed chapter 11 petitions (the “Chapter 11 Cases”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to implement the transactions set forth in the Joint Prepackaged Chapter 11 Plan of GoHealth, Inc. and Its Debtor Affiliates Docket No. 4 (the “Plan”). The Plan will transition ownership of the Company to certain of GoHealth’s lenders, reinstate the preferred equity of GoHealth, Inc., provide for payment in full of trade payables and other ordinary course obligations, provide a cash payment to holders of GoHealth common equity, protect GoHealth’s critical relationships with customers and health insurance carriers, and position GoHealth for future success.
GoHealth has already received votes in favor of the Plan from 100% of its lenders, over 60% of the holders of GoHealth, Inc. Class A Common Stock, and over 99% of the holders of GoHealth Holdings, LLC interests. While GoHealth believes these votes are sufficient for the Bankruptcy Court to confirm the Plan under the applicable requirements of the United States Bankruptcy Code, GoHealth anticipates that additional equityholders may vote to accept the Plan in the coming weeks.
GoHealth expects to proceed through the restructuring process quickly and efficiently given the significant support for its prepackaged Plan, with the expectation that it will emerge before the start of the 2026 annual enrollment period (“AEP”).
“The steps we are taking today will provide GoHealth with new owners and a strong financial foundation. This restructuring will enable the Company to continue driving innovation to support Medicare consumers as they assess their current coverage and service needs, with agility and excellence, and to ensure personalized service with differentiated quality,” said Vijay Kotte, Chief Executive Officer of GoHealth. “We plan to continue operations without interruption and believe the support of our key financial partners demonstrates their confidence in our business and the opportunities ahead. We thank our customers, suppliers and business partners for their ongoing partnership and support, and our employees for their continued hard work and dedication. We believe that we will emerge from this process well positioned and look forward to further securing and serving our current members, driving cutting-edge innovation, and bolstering the integral role we play in the consumer value chain.”
Additional Information
Under the Plan, the Company intends to continue operating in the ordinary course during the pendency of the Chapter 11 Cases and to pay vendors, suppliers, and certain other business partners in full for goods received and services provided before and after the Petition Date. To do so, GoHealth has filed a number of customary motions with the Bankruptcy Court, seeking authority to maintain uninterrupted operations and uphold its current and future commitments to employees, vendors, suppliers, customers, and various other stakeholders. Additionally, in connection with the Chapter 11 Cases, the Company expects that (i) the Class A common stock will be delisted from The Nasdaq Global Market and (ii) trading of the Class A common stock thereon will be suspended and following the suspension thereof, the Class A common stock may be quoted on the OTCID Basic Market or another over-the-counter market.

If you would like to obtain a copy of any of the Bankruptcy Court filings and other information related to the proceedings, you should contact Donlin, Recano & Company, LLC, the claims and noticing agent retained by the Debtors in the Chapter 11 Cases by: (a) writing via first class mail, to Donlin, Recano & Company, LLC, c/o Angeion Group, 200 Vesey Street, 24th Floor, New York, NY 10281; (b) writing via electronic mail to ghiinfo@angeiongroup.com; or (c) calling the Debtors’ restructuring hotline at +1-877-583-1578 (U.S./Canada, toll-free) or +1-332-284-1398 (International, toll). You may also obtain copies of any

        Exhibit 99.1

pleadings filed in the Chapter 11 Cases (i) for a fee via PACER at https://www.deb.uscourts.gov or (ii) at no charge from Donlin, Recano & Company, LLC by accessing the Debtors’ restructuring website at https://www.bankruptcy.angeiongroup.com/gohealth.
Advisors
Kirkland and Ellis LLP is serving as legal counsel and Alvarez & Marsal North America, LLC is serving as restructuring advisor to GoHealth in connection with these Chapter 11 Cases.
About GoHealth, Inc.
GoHealth is a health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding approval from the Bankruptcy Court with respect to motions or other requests expected to be made throughout the course of the Chapter 11 Cases, including confirmation of the Plan; the timing and implementation of the transactions contemplated by the Disclosure Statement and the Plan; the effects of the Chapter 11 Cases on the Company and its various constituents, including vendors, suppliers, customers, health plans, brokers, employees and other business counterparties; the Company’s ability to continue operating in the ordinary course, including continuing to serve customers and pay employees, vendors, suppliers and customers in the ordinary course or in the form of reinstatement of trade payables and other ordinary course obligations; the Company’s ability to obtain additional votes from equityholders in support of the Plan and the Company’s belief regarding the sufficiency of such support to satisfy the applicable requirements for acceptance of the Plan under the United States Bankruptcy Code; the potential benefits of the transactions contemplated by the Plan; the Company’s expectation that the Class A common stock will be delisted and that trading will be suspended immediately; and the potential effects of such transactions on the Company’s financial position, capital structure, outstanding debt, interest expense and business are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions although not all forward-looking statements contain these identifying words. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future events or performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements involve risks and uncertainties, both known and unknown, that may cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual future events to differ materially from the forward-looking statements in this press release include, but are not limited to: our ability to continue as a going concern; our ability to continue our business operations following the commencement of the Chapter 11 Cases; the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including confirmation of the Plan; the Company’s ability to confirm and consummate the Plan and complete the restructuring on the terms and timeline currently contemplated or at all,

        Exhibit 99.1

and the Company’s ability to realize the intended benefits of the restructuring; our ability to obtain votes from additional equityholders in support of the Plan; the effects of the Chapter 11 Cases on the Company and its various constituents, including vendors, suppliers, customers, health plans, brokers, employees and other business counterparties and including whether ordinary course obligations are paid in full for trade payables and other ordinary course obligations; the length of time the Company will operate under the Chapter 11 process and the supervision of the Bankruptcy Court; the effects of the Chapter 11 Cases on the Company’s liquidity, cash flows, access to financing, financial condition and results of operations; the delisting of the Company’s Class A common stock from Nasdaq and the quotation or trading of the Class A common stock on the over-the-counter market during the pendency of the Chapter 11 Cases; the cancellation of the Company’s and GoHealth Holdings, LLC’s existing equity interests (other than the Series A redeemable convertible preferred stock) pursuant to the Plan, with existing holders of Class A common stock and limited liability units of GoHealth Holdings, LLC receiving limited recovery; the risk that, if the Plan is confirmed and consummated as contemplated, the restructuring will result in a change of control of the reorganized company and existing equity holders (other than the Series A redeemable convertible preferred stock) will lose their ownership, voting and other rights and interests in the Company and GoHealth Holdings, LLC; risks related to the Company’s indebtedness; employee attrition and the Company’s ability to retain senior management and other key personnel, including due to distractions and uncertainties related to the Chapter 11 process; whether the Company’s vendors, suppliers, customers, health plans, brokers and other business counterparties might lose confidence in the Company’s ability to reorganize its capital structure successfully and seek to establish alternative commercial relationships; the diversion of management’s attention as a result of the Chapter 11 Cases; increased administrative and legal costs related to the Chapter 11 Cases; and objections to, or other actions that may delay or prevent confirmation or consummation of, the Plan by creditors, equity holders, regulators or other parties in interest.
These forward-looking statements speak only as of the date of this press release and are subject to a number of additional important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as other filings the Company has made or will make with the Securities and Exchange Commission including any of the Company’s Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You should read this press release and the documents that we reference herein completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.
Media Inquiries
pressinquiries@gohealth.com